SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 5, 2005
                                                -------------------------------

Commission           Registrant, State of Incorporation,      I.R.S. Employer
File Number          Address and Telephone Number          Identification No.
-----------          ----------------------------------    -------------------

1-3526               The Southern Company                       58-0690070
                     (A Delaware Corporation)
                     270 Peachtree Street, N.W.
                     Atlanta, Georgia 30303
                     (404) 506-5000

1-3164               Alabama Power Company                      63-0004250
                     (An Alabama Corporation)
                     600 North 18th Street
                     Birmingham, Alabama 35291
                     (205) 257-1000

1-6468               Georgia Power Company                      58-0257110
                     (A Georgia Corporation)
                     241 Ralph McGill Boulevard, N.E.
                     Atlanta, Georgia 30308
                     (404) 506-6526

0-2429               Gulf Power Company                         59-0276810
                     (A Maine Corporation)
                     One Energy Place
                     Pensacola, Florida 32520
                     (850) 444-6111

001-11229            Mississippi Power Company                  64-0205820
                     (A Mississippi Corporation)
                     2992 West Beach
                     Gulfport, Mississippi 39501
                     (228) 864-1211

1-5072               Savannah Electric and Power Company        58-0418070
                     (A Georgia Corporation)
                     600 East Bay Street
                     Savannah, Georgia 31401
                     (912) 644-7171

333-98553            Southern Power Company                     58-2598670
                     (A Delaware Corporation)
                     270 Peachtree Street, N.W.
                     Atlanta, Georgia 30303
                     (404) 506-5000



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The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         See Note 3 to the financial statements of Southern Company, Alabama Power, Georgia Power, Gulf Power, Mississippi Power, and Savannah Electric and
Note 2 to the financial statements of Southern Power, all under "Market-Based Rate Authority," in Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2004 (Form 10-K) for information on the Federal Energy Regulatory Commission's (FERC) April 2004 order adopting a new interim analysis for measuring generation market power and a proceeding initiated by the FERC in December 2004 to assess Southern Company's generation dominance within its retail service territory. See also Note 3 to the financial statements of Southern Company, Georgia Power, and Savannah Electric and Note 2 to the financial statements of Southern Power, all under "Plant McIntosh Construction Project," in Item 8 of the Form 10-K for information relating to the withdrawal of an application to the FERC to approve Power Purchase Agreements (PPAs) between Southern Power and Georgia Power and Savannah Electric and the FERC's notice accepting the request to withdraw the PPAs.

         On May 5, 2005, the FERC initiated a new proceeding to examine (1) the provisions of the Intercompany Interchange Contract (IIC) among Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, Southern Power, and Southern Company Services, Inc., as agent, under the terms of which the power pool of Southern Company is operated, and, in particular, the propriety of the continued inclusion of Southern Power as a party to the IIC, (2) whether any parties to the IIC have violated the FERC's standards of conduct applicable to utility companies that are transmission providers, and (3) whether Southern Company's code of conduct defining Southern Power as a "system company" rather than a "marketing affiliate" is just and reasonable. The FERC order directs that the administrative law judge who presided over the McIntosh PPA proceeding be assigned to preside over the hearing in this proceeding and that the testimony and exhibits presented in that proceeding be preserved to the extent appropriate. Beginning 60 days after notice of the issuance of the order is published in the Federal Register, revenues from transactions under the IIC involving any Southern Company subsidiaries will be subject to refund to the extent the FERC orders any changes to the IIC.

         Also on May 5, 2005, the FERC issued an order expanding the generation market power proceeding initiated in December 2004 to include an investigation of whether Southern Company satisfies the other three parts of the FERC's market-based rate analysis: transmission market power, barriers to entry, and affiliate abuse or reciprocal dealing. The FERC established a new refund period related to this expanded investigation. Any and all new market-based rate transactions involving any Southern Company subsidiaries will be subject to refund to the extent the FERC orders lower rates beginning 60 days after notice of the issuance of the order is published in the Federal Register. The FERC also directed that this expanded proceeding be held in abeyance pending the outcome of the proceeding on the IIC.

         Southern Company and its subsidiaries believe that there is no meritorious basis for these allegations and intend to vigorously defend themselves in the proceedings. However, the final outcome of these matters, including any remedies to be applied in the event of an adverse ruling in either of these proceedings, cannot now be determined.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     May 9, 2005                 THE SOUTHERN COMPANY



                                      By
                                        ---------------------------------------
                                                  W. Dean Hudson
                                                   Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By
                                        ---------------------------------------
                                                 Wayne Boston
                                         Assistant Secretary